UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________

FORM 8-K
______________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 12, 2009

CH ENERGY GROUP, INC.
(Exact name of registrant as specified in charter)

New York	0-30512	1804460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

284 South Avenue
Poughkeepsie, New York  12601-4839
(Address of principal executive offices) (Zip Code)

(845)-452-2000
(Registrant’s telephone number, including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03(a)	Amendments to Articles of Incorporation or By-Laws

On November 12, 2009, the Board of Directors of CH Energy Group, Inc. (the “Corporation”) unanimously ratified and approved amendments to Article 7 of the Restated Certificate of Incorporation, effective November 12, 2009.  The amendments alter the structure of the Board of Directors to provide for the annual election of all Directors of the Board of Directors.  At and prior to the 2009 annual meeting of shareholders, the Directors of the Board were divided into three classes (i.e., Class I, Class II, and Class III), with one class of Directors standing for election each year for a three-year term.  As a result of the amendment, at the 2010 and 2011 annual meetings of shareholders, the successors of the Directors whose terms expire at those meetings will be elected for one-year terms; beginning with the 2012 annual meeting of shareholders, all Directors will be elected annually.  These amendments were approved, at the 2009 annual meeting of shareholders, by the affirmative vote of more than 75% of the Corporation’s outstanding shares entitled to vote at such meeting.

On November 12, 2009, the Board of Directors of CH Energy Group, Inc. also unanimously approved amendments to Sections 2.2, 2.4, 8.1 and 8.2 of the Corporation’s By-Laws, effective November 12, 2009.

Section 2.2 of the By-Laws was amended to conform the By-Laws to the amendment to the Corporation’s Restated Certificate of Incorporation that is discussed above.

Section 2.4 of the By-Laws was amended to provide for notice by email to Directors of special meetings of the Board of Directors.

Section 8.1 and 8.2 of the By-Laws were amended to conform the Corporation’s By-Laws and its Restated Certificate of Incorporation concerning the minimum affirmative vote necessary to modify certain provisions of the By-Laws.  Prior to these amendments, Section 8.1 stated that certain provisions of the By-Laws could be modified by the Board of Directors by a vote of not less than 2/3 of the Directors and Section 8.2 stated that certain provisions of the By-Laws could be modified by the shareholders by a vote of not less than 80% of the shares entitled to vote.  Consistent with the provisions of the Corporation’s Restated Certificate of Incorporation, these sections were amended so that the required affirmative vote standard under both Section 8.1 and Section 8.2 is a vote of at least 75%.

A copy of the By-Laws of the Corporation, as amended, is attached to this Form 8-K and is incorporated herein by reference. A copy of the Restated Certificate of Incorporation of the Corporation, as amended, is also attached to this Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Exhibit Description

3(i).1	Restated Certificate of Incorporation of CH Energy Group, Inc., as amended

3(ii).1	By-Laws of CH Energy Group, Inc., as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CH ENERGY GROUP, INC.

By:	/s/ Kimberly J. Wright
Kimberly J. Wright
Vice President – Accounting and Controller

Date:  November 18, 2009

EXHIBIT INDEX

Exhibit No.	Exhibit Description

3(i).1	Restated Certificate of Incorporation of CH Energy Group, Inc., as amended

3(ii).1	By-Laws of CH Energy Group, Inc., as amended